                              Exhibit 4.1

                         PUT AND CALL AGREEMENT

     THIS PUT AND CALL AGREEMENT is made as of August 29, 1994 by and among Cuddy Farms, Inc., a North Carolina corporation (the "Borrower"), Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland, New York Branch" ("Rabobank"), The Prudential Insurance Company of America ("Prudential") (Rabobank and Prudential collectively referred to herein as "the Banks"), WLR Foods, Inc., a Virginia corporation (the "Issuer") and Crestar Bank ("the Trustee").
RECITALS:

     A. Concurrently with today's closing of an Asset Purchase Agreement dated July 27, 1994 by and among the Borrower, Issuer and others, 1,183,333 shares of common stock of the Issuer were issued on behalf of the Borrower to the Trustee, trustee under a Voting Trust Agreement of even date herewith, who, in turn, has issued to Borrower voting trust certificates representing such shares. A copy of the Voting Trust Agreement is attached hereto as Exhibit A. The Borrower and Issuer anticipate that additional shares of the Issuer's common stock may be issued to the Trustee, on behalf of Borrower, following certain post-closing adjustments. The shares which have been or yet may be issued to the Trustee under the Voting Trust Agreement shall be referred to herein as "Shares" and the voting trust certificates representing such Shares shall be referred to herein as "Voting Trust Certificates."

     B. The Borrower has entered into pledge agreements, of even date herewith, with the Banks by which it has granted first priority security interests to Rabobank and second priority security interests to Prudential in the Shares and Voting Trust Certificates for the purpose of securing payment and performance of the Borrower under respective loan agreements with the Banks.

     C. In connection with the release of the Banks' liens on certain assets today acquired pursuant to the above-referenced Asset Purchase Agreement, the Issuer has agreed to be bound by certain "put" provisions, and the Banks have agreed to be bound by certain "call" provisions, described herein.

     NOW, THEREFORE, in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties covenant and agree as follows:

      1. Put Option. At any time during the term of this Agreement, Rabobank and Prudential shall each be entitled to deliver a written notice, in substantially the same form as Exhibit B attached hereto ("Put Notice"), signed by the Bank exercising such Put Notice (the "Exercising Bank") and delivered concurrently to each of the Issuer, Trustee and the non-Exercising Bank, which Put Notice shall constitute a put of the Voting Trust Certificates at a price of Fifteen Dollars ($15.00) (equitably adjusted in the event of stock splits, reverse stock splits or other similar events) per underlying Share. The delivery of the Put Notice shall obligate the Issuer to purchase the Voting Trust Certificates within twenty (20) business days following the date of delivery of the Notice. Settlement of this put right shall be made at the offices of the Trustee at which time the Issuer shall make payment to the Bank exercising the put (the "Exercising

Bank") by wire transfer of immediately available funds and the Exercising Bank shall endorse and deliver to the Issuer the Voting Trust Certificates.

          2. Release of Shares. If and only if the Issuer does not make timely settlement of its purchase obligation described in Section 1 above, the Trustee shall immediately release and transfer to the Exercising Bank, or its nominee, the Shares, free and clear of the Voting Trust Agreement. The Trustee shall note on the reverse side of the stock certificate(s) evidencing the Shares the release of the Shares from the Voting Trust Agreement, which signature shall be valid and binding against all parties hereto.

        3. Registration Rights. The Issuer expressly acknowledges the Borrower's right to assign to the Banks its interest in a Registration Rights Agreement of even date herewith.

       4. Call Option. In the event either Bank desires to transfer any of the Voting Trust Certificates in connection with its realization on the Voting Trust Certificates according to its pledge agreement with the Borrower (the "Transferring Bank"), the Transferring Bank shall deliver to the Issuer and the non-Transferring Bank a written notice, in substantially the same form as Exhibit C attached hereto ("Call Notice"), which notice shall give rise to the Issuer's right within twenty (20) business days of the date of delivery of the Call Notice to purchase the Voting Trust Certificates which the Transferring Bank intends to transfer as set forth in the Call Notice at a price of Twenty Dollars ($20.00) (equitably adjusted in the event of stock splits, reverse stock splits or other similar events) per underlying Share. This call right shall be effected by the Issuer's execution and delivery of the Call Notice in the space provided thereon. Settlement of this call right shall be made at any mutually agreeable location at which time the Issuer shall make payment to the Transferring Bank by wire transfer of immediately available funds, and the Transferring Bank shall endorse and deliver to the Issuer the Voting Trust Certificates.

       5.   Termination.  Upon termination of the Voting Trust
Agreement, this Agreement shall likewise be terminated.

       6. Indemnification. The Exercising Bank or Transferring Bank,as the case may be, shall indemnify and hold harmless the Trustee andthe Issuer and their respective officers, directors, employees, shareholders, partners, agents, legal counsel and accountants (each an "Indemnitee") to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended from and against all losses, claims, damages, liabilities and expenses (including attorney's fees and expenses and any and all expenses whatsoever incurred in investigating, preparing or defending any action, suit, investigation or proceeding), and amounts paid in settlement incurred by an Indemnitee if such Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal, administrative or investigative in nature, in each case arising from, caused by or in connection with the actions reasonably taken by them in reliance on any inaccuracy of any statement made by the Exercising Bank or Transferring Bank in the Put Notice or Call Notice, as the case may be.

     7. Notices. All notices hereunder shall be deemed to be sufficiently given or made if telecopied or delivered against receipt to the party to whom it is to be given at the following address (or such other address as the party shall have furnished in writing according to this Section):

          (a)  If to Rabobank, at            with a copy to


               Rabobank Nederland            Rabobank Nederland
               245 Park Avenue               245 Park Avenue
               New York, NY  10167           New York, NY  10167
               Attn: Joanna M. Solowski, VP  Attn:  Corporate Services
                                             Dept.
               Fax No.:  212-818-0233        Fax No.:  212-818-0233

          (b)  If to Prudential, at               with a copy to

               The PrudentialInsurance Company   The Prudential
               of America                        Insurance Company
                                                  of America

               801 Warrenville Road               201 S. Orange Ave.
               Suite 600                          Suite 795
               Lisle, IL  60532                   Orlando, FL  32803

               Fax No.:  708-810-0764             Fax No.:407-649-4963

          (c)  If to the Borrower, at             with a copy to

               Cuddy International Corporation    J. Rob Collins, Esq.
               465 Richmond Street, Suite 600      Blake, Cassels &
                                                  Graydon
               London, Ontario Canada N6A 5P4     Suite 2800, Box 25
               Attn:  President                   Commerce Court West
               Fax No.:  519-679-9355             Toronto, Canada
                                                  M5L1A9

                                                 Fax No.:416-863-2174

             (d)  If to the Issuer, at             with a copy to

                  WLR Foods, Inc.                  John W. Flora, Esq.
                  P.O. Box 7000                    Wharton, Aldhizer &
                                                   Weaver
                  Broadway, VA  22815              100 S. Mason Street
                  Attn:  President                 P.O. Box 809
                  Fax No.:  703- 896-0498          Harrisonburg, VA
                                                   22801

                                                  Fax No.:703-434-5502
              (e)  If to the Trustee, at

                  Crestar Bank
                  Corporate Trust Administration

                  10th Floor
                  919 E. Main Street
                  Richmond, VA  23219
                  Fax No.:  804-782-7855

     8. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

     9. Modification. No modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

     10. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     11. Severability of Provisions. If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions or portion of such provisions shall not be affected thereby.

     12. Governing Law. This Agreement shall be construed and applied in accordance with, and the respective rights, obligations and remedies of the parties hereto shall be governed in all respects by, the laws of the Commonwealth of Virginia.

      13. Captions. All Section headings or titles are included in this Agreement for convenient reference only, and shall not affect the interpretation, meaning or applications of the provisions of this Agreement or otherwise affect the terms hereof.

      14. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                              CUDDY FARMS, INC., a North Carolina
                              corporation


                              By_____________________________________

                            Its_____________________________________

                              COOPERATIEVE CENTRALE RAIFFEISEN-

                             BOERENLEENBANK B.A., "RABOBANK

                             NEDERLAND, NEW YORK BRANCH"


                              By_____________________________________

                            Its_____________________________________

                             By_____________________________________
                            Its_____________________________________
                              THE PRUDENTIAL INSURANCE COMPANY

                              OF AMERICA


                              By______________________________________

                             Its______________________________________


                              WLR FOODS, INC., a Virginia corporation

                              By_____________________________________

                            Its_____________________________________

                              CRESTAR BANK


                              By_____________________________________

                            Its_____________________________________
20618

                                 EXHIBIT B

                                PUT NOTICE

     The undersigned hereby certifies to WLR Foods, Inc. ("WLR Foods") and Crestar Bank (the "Trustee") as follows:

      1. The undersigned is a party to certain loan agreement(s) with Cuddy Farms, Inc. (the "Borrower"), and ancillary documents related thereto, including a pledge agreement by which certain shares of WLR Foods' common stock are pledged as security for the payment and performance of all obligations of the Borrower under such loan agreement(s).

      2. The shares of WLR Foods' common stock so pledged are held by the Trustee pursuant to a Voting Trust Agreement (the "Voting Trust Agreement") dated August 29, 1994, by and among WLR Foods, the
Borrower, and the Trustee.

      3. A default, as defined by the pledge agreement between the Borrower and the undersigned, has occurred, applicable cure periods have expired and a prior written notice of default has been timely given to WLR Foods; provided, however, that if prior written notice of default has not been timely given, the twenty (20)-day period described in Section 1 of a Put and Call Agreement described in paragraph 5 below shall be extended for those number of days the notice of default is late.

      4. Pursuant to the undersigned's pledge agreement with the Borrower, the undersigned is entitled to realize upon the shares of WLR Foods' common stock held by the Trustee pursuant to the Voting Trust Agreement, subject only to the terms of such Voting Trust Agreement and a Put and Call Agreement described in paragraph 5 below.


    5. Pursuant to the terms of a Put and Call Agreement dated August 29, 1994 by and among WLR Foods, the Borrower, the Trustee, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland, New York Branch" and The Prudential Insurance Company of America, the undersigned is entitled to exercise a put right by which the WLR Foods is obligated to purchase certain voting trust certificates held by the undersigned.

     6. The undersigned hereby delivers concurrently to each of WLR Foods and the Trustee this notice for the purpose of exercising its put right under the Put and Call Agreement. The settlement date is set for twenty (20) business days following the date of this notice (or longer, if extended under paragraph 3 above); namely [date], at the offices of the Trustee.

      7. In the event that timely settlement of the undersigned's put right is not made by WLR Foods, this notice shall also constitute direction to the Trustee immediately to release the shares of WLR Foods' common stock held by it under the Voting Trust Agreement, free and clear of the Voting Trust Agreement.

     8. A copy of this notice has been delivered to [Non-Exercising Bank] concurrently with the delivery hereof to WLR Foods and Crestar Bank.

     IN WITNESS WHEREOF, the undersigned has caused this notice to be signed by a duly authorized officer as of this [date] which constitutes the date of this notice.

                              [EXERCISING BANK]

                              By____________________________________

                           Its____________________________________

20621

                                 EXHIBIT C

                                CALL NOTICE

     The undersigned hereby certifies to WLR Foods, Inc. ("WLR Foods") as follows:

      1. The undersigned is a party to certain loan agreement(s) with Cuddy Farms, Inc. (the "Borrower"), and ancillary documents related thereto, including a pledge agreement by which certain voting trust certificates issued pursuant to a Voting Trust Agreement (the "Voting Trust Agreement") dated August 29, 1994, by and among WLR Foods, the Borrower, and the Crestar Bank, Trustee are pledged as security for the payment and performance of all obligations of the Borrower under such loan agreement(s).

      2. A default, as defined by the pledge agreement between the Borrower and the undersigned, has occurred, applicable cure periods have expired and a prior written notice of default has been timely given to WLR Foods; provided, however, that if prior written notice of default has not been timely given, the twenty (20)-day period described in Section 4 of a Put and Call Agreement described in paragraph 4 below shall be extended for those number of days the notice of default is late.

     3. Pursuant to the undersigned's pledge agreement with the Borrower, the undersigned is entitled to realize upon the voting trust certificates, subject only to the terms of such Voting Trust Agreement and a Put Agreement described in paragraph 4 below.

      4. Pursuant to the terms of a Put and Call Agreement dated August 29, 1994 by and among WLR Foods, the Borrower, the Trustee, Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., "Rabobank Nederland, New York Branch" and The Prudential Insurance Company of America, the undersigned is required to give this notice of its intent to transfer the Voting Trust Certificates, which notice gives rise to the right of WLR Foods to purchase the Voting Trust Certificates at any time hereafter until termination of the Put and Call Agreement.

     5. The undersigned intends to transfer [_______] Voting Trust Certificates to [identify transferee] expressly subject to WLR Foods' right to call such Voting Trust Certificates arising hereby, which call shall be effected by WLR Foods' execution of the "Exercise of Call" section of this Call Notice, below.

     6. A copy of this notice has been delivered to [Non-Transferring Bank] concurrently with the delivery hereof to WLR Foods and Crestar Bank.

      IN WITNESS WHEREOF, the undersigned has caused this notice to be signed by a duly authorized officer as of this [date] which constitutes the date of this notice.
                              [TRANSFERRING BANK]

                              By____________________________________

                           Its____________________________________
_____________________________________________________________________

                    EXERCISE OF CALL

WLR Foods hereby exercises its right to call the above-referenced Voting Trust Certificates under the Put and Call Agreement. The settlement date is set for twenty (20) business days (or longer, if extended under paragraph 2 above) following the date of delivery of this Call Notice to WLR Foods; namely [date], at the offices of the [name].
                              WLR FOODS, INC.

__________________            By____________________________________
Date                          Its____________________________________
______________________________________________________________________
20620